Inventories (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Inventories
Raw materials	$ 314	$ 660
Finished goods	11,475	12,162
Total	11,789	12,822
Movements on the provision for excess and obsolete inventories
As at January 1	160	25	$ 34
Increase in provision for excess and obsolete inventories	128	163	37
Decrease in provision due to subsequent sale or recovery	(144)		(33)
Write-off	(32)	(23)	(12)
Exchange difference	9	(5)	(1)
As at December 31	$ 121	$ 160	$ 25